UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

MONTES ARCHIMEDES ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39597	85-1830874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

724 Oak Grove Ave., Suite 130 Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-6558

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	MAACU	The Nasdaq Stock Market LLC

Shares of Class A common stock included as part of the units	MAAC	The Nasdaq Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	MAACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On May 1, 2021, Montes Archimedes Acquisition Corp., a Delaware corporation (“MAAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Roivant Sciences Ltd., a Bermuda exempted limited company (“Roivant”), and Rhine Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Pursuant to the transactions contemplated by the terms of the Business Combination Agreement, and subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into MAAC (the “Merger”), with MAAC surviving the Merger as a wholly-owned subsidiary of Roivant. Each capitalized term used and not defined herein shall have the meaning assigned to it in the Business Combination Agreement.

Lock-Up Agreements

In connection with the transactions contemplated by the Business Combination Agreement, on June 9, 2021, Roivant, on the one hand, and both of the independent directors of MAAC (the “MAAC Independent Directors”) on the other hand, entered into lock-up agreements (the “Lock-Up Agreements”), pursuant to which, among other things, the MAAC Independent Directors agreed not to effect any sale or distribution of the Roivant Common Shares (as defined below) held by the MAAC Independent Directors immediately following closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) during the applicable lock-up period. Pursuant to the Lock-up Agreements, the Roivant Common Shares held by the MAAC Independent Directors shall be subject to the following lock-up periods: (i) with respect to 25% of the Roivant Common Shares held by the MAAC Independent Directors, six months following the Closing, (ii) with respect to 25% of the Roivant Common Shares held by the MAAC Independent Directors, the earlier of twelve months following the achievement of certain price-based vesting restrictions or six years following the Closing and (iii) with respect to the remaining 50% of the Roivant Common Shares held by the MAAC Independent Directors, thirty-six months following the Closing. The terms of the lock-up are subject to certain customary exceptions described further in the Lock-Up Agreements.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms of the Lock-Up Agreements, a copy of which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Amendment No. 1 to the Business Combination Agreement

On June 9, 2021, MAAC entered into an amendment (the “BCA Amendment”) to the Business Combination Agreement. Pursuant to the BCA Amendment, the Business Combination Agreement was revised to reflect the execution of the Lock-Up Agreements described above. In particular, the BCA Amendment revised the Business Combination Agreement to:

•	reference the Lock-Up Agreements described above in the recitals of the Business Combination Agreement,

•	add definitions for “MAAC Independent Directors” and “MAAC Independent Director Transferee,”

•	amend and restate Section 2.1(b)(vii) of the Business Combination Agreement to provide that (a) each outstanding share of MAAC Class B common stock held by a MAAC Independent Director or a MAAC Independent Director Transferee (as defined in the BCA Amendment) outstanding immediately prior to the Effective Time be converted as of the Effective Time into the number of common shares of Roivant (“Roivant Common Shares”) equal to the Sponsor Exchange Ratio (as defined in the Sponsor Support Agreement), on the terms and subject to the conditions set forth in the Business Combination Agreement and the Sponsor Support Agreement (as defined below) and (b) a portion of the Roivant Common Shares held by a MAAC Independent Director or a MAAC Independent Director Transferee would become subject to the vesting provisions set forth in the Sponsor Support Agreement, and

•	amend and restate Section 2.3 of the Business Combination Agreement to reflect that no fractional shares shall be issued with respect to Roivant Common Shares that the MAAC Independent Directors and MAAC Independent Director Transferees have a right to receive in in connection with the Merger.

The foregoing description of the BCA Amendment does not purport to be complete and is qualified in its entirety by the terms of the BCA Amendment, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Amendment No. 1 to the Sponsor Support Agreement

On June 9, 2021, MAAC, Roivant, Patient Square Capital LLC, a Delaware limited liability company (the “MAAC Sponsor”), and each of James C. Momtazee, George Barrett, Stephen Oesterle and Maria C. Walker, (collectively, the “MAAC Insiders”, and together with the MAAC Sponsor, the “Shareholders”) entered into an amendment to that certain Sponsor Support Agreement (the “SSA Amendment”), entered into concurrently with the execution of the Business Combination Agreement (the “Sponsor Support Agreement”). Pursuant to the SSA Amendment, the Sponsor Support Agreement was revised to reflect the execution of the Lock-Up Agreements described above. In particular, the SSA Amendment revised the Sponsor Support Agreement to:

•	reference the MAAC Lock-Up Agreements in the recitals of the Sponsor Support Agreement,

•	conform the changes made pursuant to the BCA Amendment with respect to the Roivant Common Shares held by the MAAC Independent Directors, and

•	subject the Roivant Common Shares issued to each MAAC Independent Director in respect of his or her shares of MAAC Class B common stock to the same vesting conditions applicable to the Roivant Common Shares issued to the MAAC Sponsor. Specifically, (a) twenty percent of the Roivant Common Shares issued to each MAAC Independent Director will be treated as $15 Earn-Out Shares (as defined in the Sponsor Support Agreement) and (b) ten percent of the Roivant Common Shares issued to each MAAC Independent Director will be treated as $20 Earn-Out Shares (as defined in the Sponsor Support Agreement).

As previously disclosed on MAAC’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 3, 2021, the $15 Earn-Out Shares will vest if the closing price of the Roivant Common Shares is greater than or equal to $15.00 over any twenty out of thirty trading day period during the five year period following the Closing. The $20 Earn-Out Shares will vest if the closing price of the Roivant Common Shares is greater than or equal to $20.00 over any twenty out of thirty trading day period during the five year period following the Closing. The five year vesting period described in the preceding sentence will, if a definitive purchase agreement with respect to a Sale (as defined in the Sponsor Support Agreement) is entered into on or prior to the end of such period, be extended to the earlier of one day after the consummation of such Sale and the termination of such definitive transaction agreement, and if a Sale occurs during such five year (or, as applicable, longer) vesting period, then all of the Earn-Out Shares unvested as of such time will automatically vest immediately prior to the consummation of such Sale. If any Earn-Out Shares have not vested on or prior to the end of the five year (or, as applicable, longer) vesting period, then such Earn-Out Shares will be forfeited.

The foregoing description of the SSA Amendment does not purport to be complete and is qualified in its entirety by the terms of the SSA Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Additional Information

In connection with the proposed business combination, Roivant has filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC that includes a prospectus with respect to Roivant’s securities to be issued in connection with the proposed business combination and a proxy statement with respect to the stockholder meeting of MAAC to vote on the proposed business combination. Stockholders of MAAC and other interested persons are encouraged to read the preliminary proxy statement/prospectus, as well as the annexes thereto and the other documents to be filed with the SEC because these documents contain important information about MAAC, Roivant and the proposed business combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of MAAC as of a record date to be established for voting on the proposed business combination. Stockholders of MAAC may also obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed or to be filed with the SEC without charge, by directing a request to: Montes Archimedes Acquisition Corp., 724 Oak Grove Ave., Suite 130, Menlo Park, California 94025. The proxy statement/prospectus to be included in the Registration Statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

MAAC, Roivant, their affiliates, and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described in this communication under the rules of the SEC. Information about the directors and executive officers of MAAC and their ownership is set forth in MAAC’s filings with the SEC, including its Form 10-K for the year ended December 31, 2020 (as amended on May 14, 2021) and subsequent filings, including on Form 10-Q and Form 4, all of which are or will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Montes Archimedes Acquisition Corp., 724 Oak Grove Ave., Suite 130, Menlo Park, California 94025. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the MAAC stockholders in connection with the proposed business combination is set forth in the Registration Statement containing the preliminary proxy statement/prospectus filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed business combination, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although each of MAAC and Roivant believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of MAAC and Roivant caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, risks and uncertainties are described in the Registration Statement relating to the proposed business combination filed by Roivant with the SEC and other documents filed by MAAC or Roivant from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither MAAC nor Roivant can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the proposed business combination due to the failure to obtain approval from MAAC’s stockholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the proposed business combination, the amount of redemption requests made by MAAC’s public stockholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those included under the heading “Risk Factors” in the Registration Statement filed by Roivant with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2020 of MAAC (as amended) and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by MAAC, Roivant, their respective directors, officers or employees or any other person that MAAC and Roivant will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of MAAC and Roivant, as applicable, as of the date of this communication. Subsequent events and developments may cause that view to change. However, while MAAC and Roivant may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of MAAC or Roivant as of any date subsequent to the date of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Amendment No. 1 to the Business Combination Agreement, dated as of June 9, 2021, by and among Montes Archimedes Acquisition Corp, Roivant Sciences Ltd. and Rhine Merger Sub, Inc.
10.1	Amendment No. 1 to the Sponsor Support Agreement, dated as of June 9, 2021, by and among Patient Square Capital LLC, Montes Archimedes Acquisition Corp, Roivant Sciences Ltd. and certain other persons party thereto.
10.2†	Form of Lock-Up Agreement, dated as of June 9, 2021, by and among Roivant Sciences Ltd. and certain other persons party thereto.

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 9, 2021

MONTES ARCHIMEDES ACQUISITION CORP.

	By:	/s/ Maria C. Walker
		Name:	Maria C. Walker
		Title:	Chief Financial Officer